UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2004

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16244	11-2989601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Sunnyside Boulevard, Suite B, Woodbury, New York 11797
(Address of principal executive offices, including zip code)

(516) 677-0200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit	Description

99.1	Press release issued by Veeco Instruments Inc. dated July 26, 2004.

Item 9.  Regulation FD Disclosure

On July 26, 2004, Veeco Instruments Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this report, including the exhibit, is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.”  The information in this report, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section.  Furthermore, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 2004

VEECO INSTRUMENTS INC.

By: /s/ Gregory A. Robbins
Gregory A. Robbins
Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Veeco Instruments Inc. dated July 26, 2004.